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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): MARCH 8, 2000



                                ZEMEX CORPORATION
               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                     1-228                13-5496920
  (State or Other Jurisdiction        (Commission            (IRS Employer
        of Incorporation)            File Number)        Identification Number)


           CANADA TRUST TOWER, BCE PLACE
             161 BAY STREET, SUITE 3750                        M5J 2S1
              TORONTO, ONTARIO, CANADA
      (Address of Principal Executive Offices)               (Zip Code)


Registrants' telephone number, including area code: (416) 365-8080





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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.      OTHER EVENTS.


             On March 8, 2000, Zemex Corporation ("Zemex") announced the redemption of the privately held US$35,000,000 principal amount of 7.54% Senior Secured Notes, Series A, due 2009 and US$15,000,000 principal amount of 7.76% Senior Secured Notes, Series B, due 2014 issued by its wholly owned subsidiary, Zemex U.S. Corporation, with US$50,000,000 in bridge financing provided under an amendment to Zemex's 1999 credit agreement with Bank of America, as trustee. Zemex's press release dated March 8, 2000 relating to the foregoing transactions is attached as an exhibit to this Form 8-K and incorporated herein by reference. The refinancing was accomplished in connection with the recently announced agreement for the sale of Zemex's metal powders division. The net proceeds from the sale of the metal powders will be used to pay down a substantial portion of the bridge facility.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ZEMEX CORPORATION
                                              (Registrant)



Dated:  March 17, 2000                       By:     /s/ Allen J. Palmiere
                                                   --------------------------
                                                   Allen J. Palmiere,
                                                   Vice President and Chief
                                                   Financial Officer




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                                  EXHIBIT INDEX

Exhibit
Number                                   Description
-------                                  -----------
 99.1         Press Release, March 8, 2000, entitled "Zemex Corporation Announces
              Bond Redemption."